EXHIBIT 99.1
                                                                    ------------

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                      Tontine Partners, L.P.

Address of Joint Filer:                   55 Railroad Avenue, 1st Floor
                                          Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                10% Owner

Designated Filer:                         Jeffrey L. Gendell

Issuer & Ticker Symbol:                   Westmoreland Coal Company (WLB)

Date of Earliest Transaction
Required to be Reported:                  March 4, 2008


SIGNATURE:

Tontine Partners, L.P.

By:  Tontine Management, L.L.C., its general partner


By:   /s/  Jeffrey L. Gendell
     -------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member

March 6, 2008
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                      Tontine Management, L.L.C.

Address of Joint Filer:                   55 Railroad Avenue, 1st Floor
                                          Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                10% Owner

Designated Filer:                         Jeffrey L. Gendell

Issuer & Ticker Symbol:                   Westmoreland Coal Company (WLB)

Date of Earliest Transaction
Required to be Reported:                  March 4, 2008


SIGNATURE:

Tontine Management, L.L.C.


By:   /s/  Jeffrey L. Gendell
     -------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member

March 6, 2008
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                      Tontine Capital Partners, L.P.

Address of Joint Filer:                   55 Railroad Avenue, 1st Floor
                                          Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                Other (Part of 10% Group)

Designated Filer:                         Jeffrey L. Gendell

Issuer & Ticker Symbol:                   Westmoreland Coal Company (WLB)

Date of Earliest Transaction
Required to be Reported:                  March 4, 2008


SIGNATURE:

Tontine Capital Partners, L.P.

By:  Tontine Capital Management, L.L.C., its general partner


By:   /s/  Jeffrey L. Gendell
     -------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member

March 6, 2008
Date

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                      Tontine Capital Management, L.L.C.

Address of Joint Filer:                   55 Railroad Avenue, 1st Floor
                                          Greenwich, CT  06830

Relationship of Joint Filer
to Issuer:                                Other (Part of 10% Group)

Designated Filer:                         Jeffrey L. Gendell

Issuer & Ticker Symbol:                   Westmoreland Coal Company (WLB)

Date of Earliest Transaction
Required to be Reported:                  March 4, 2008


SIGNATURE:

Tontine Capital Management, L.L.C.


By:   /s/  Jeffrey L. Gendell
     -------------------------------
Name:   Jeffrey L. Gendell
Title:  Managing Member

March 6, 2008
Date